Exhibit 99.2
                          UNITED STATES BANKRUPTCY COURT
                               DISTRICT OF DELAWARE


 IN RE:  EVOLVE SOFTWARE, INC, ET AL.              CASE NO.: 03-10841
                                                   REPORTING PERIOD:  APRIL 2003


                             MONTHLY OPERATING REPORT
            FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE
                        WITHIN 20 DAYS AFTER END OF MONTH


 Submit copy of report to any official committee appointed in the case.

============================================================================================================
                                                                                       DOCUMENT  EXPLANATION
 REQUIRED DOCUMENTS                                                       FORM NO.     ATTACHED   ATTACHED
------------------------------------------------------------------------------------------------------------
 Schedule of Cash Receipts and Disbursements                            MOR-1             X
------------------------------------------------------------------------------------------------------------
      Bank Reconciliation (or copies of debtor's bank reconciliations)  MOR-1 (CON'T)     X
------------------------------------------------------------------------------------------------------------
      Copies of bank statements                                                           X
------------------------------------------------------------------------------------------------------------
      Cash disbursements journals                                                         X
------------------------------------------------------------------------------------------------------------
 Statement of Operations                                                MOR-2             X
------------------------------------------------------------------------------------------------------------
 Balance Sheet                                                          MOR-3             X
------------------------------------------------------------------------------------------------------------
 Status of Postpetition Taxes                                           MOR-4             X
------------------------------------------------------------------------------------------------------------
     Copies of IRS Form 6123 or payment receipt                                          N/A     See MOR4
------------------------------------------------------------------------------------------------------------
     Copies of tax returns filed during reporting period                                  X
------------------------------------------------------------------------------------------------------------
 Summary of Unpaid Postpetition Debts                                   MOR-4             X
------------------------------------------------------------------------------------------------------------
     Listing of aged accounts payable                                                     X
------------------------------------------------------------------------------------------------------------
 Accounts Receivable Reconciliation and Aging                           MOR-5             X
------------------------------------------------------------------------------------------------------------
 Debtor Questionnaire                                                   MOR-5             X
============================================================================================================

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.



----------------------------------------
 Signature of Debtor                              Date



----------------------------------------
 Signature of Joint Debtor                        Date


 Lynda Entwistle                                  08/01/03
----------------------------------------
 Signature of Authorized Individual*              Date


 Lynda Entwistle                                  Corporate Controller
----------------------------------------
 Printed Name of Authorized Individual            Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                        (9/99)

 IN RE:  EVOLVE SOFTWARE, INC, ET AL.               CASE NO.:03-10841
                    Debtor                          REPORTING PERIOD: APRIL 2003

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

=================================================================================================================================
                                           BANK ACCOUNTS                     CURRENT MONTH                   CUMULATIVE
                                                                                                            FILING TO DATE
                               OPER.            MM            CD          ACTUAL        PROJECTED       ACTUAL        PROJECTED
 CASH BEGINNING OF MONTH    2,034,676.62    220,521.93   1,795,901.56  4,051,100.11   4,051,100.11   3,726,860.15   3,726,860.15
-------------------------  --------------  ------------  ------------  -------------  -------------  -------------  -------------
 RECEIPTS
 CASH  SALES                                                                       -              -              -              -
---------------------------------------------------------------------------------------------------------------------------------
 ACCOUNTS RECEIVABLE          609,490.13                                  609,490.13     609,490.13   1,449,858.90   1,449,858.90
---------------------------------------------------------------------------------------------------------------------------------
 ACCOUNTS RECEIVABLE -
   TRANSFER *                                                                      -              -              -              -
---------------------------------------------------------------------------------------------------------------------------------
 LOANS AND ADVANCES                                                                -              -              -              -
---------------------------------------------------------------------------------------------------------------------------------
 SALE  OF  ASSETS           8,789,057.44                                8,789,057.44   8,789,057.44   8,789,057.44   8,789,057.44
---------------------------------------------------------------------------------------------------------------------------------
 DEPOSIT REFUNDS                3,865.00                                    3,865.00       3,865.00       6,445.00       6,445.00
---------------------------------------------------------------------------------------------------------------------------------
 EXPENSE REIMBURSEMENTS         9,860.61                                    9,860.61       9,860.61      19,636.07      19,636.07
---------------------------------------------------------------------------------------------------------------------------------
 INTEREST/DIVIDEND
   REVENUE                      2,830.40         506.59                     3,336.99       3,336.99       7,550.96       7,550.96
---------------------------------------------------------------------------------------------------------------------------------
 OTHER  (ATTACH  LIST)                                                             -              -              -              -
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 TRANSFERS -
   BETWEEN ACCOUNTS        (8,500,000.00)  8,500,000.00                            -              -              -              -
---------------------------------------------------------------------------------------------------------------------------------

=========================  ==============  ============  ============  =============  =============  =============  =============
     TOTAL  RECEIPTS          915,103.58   8,500,506.59             -   9,415,610.17   9,415,610.17  10,272,548.37  10,272,548.37
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------------------
 NET PAYROLL                  996,072.00                                  996,072.00     996,072.00   1,231,553.23   1,231,553.23
---------------------------------------------------------------------------------------------------------------------------------
 PAYROLL TAXES                567,900.24                                  567,900.24     567,900.24     732,711.27     732,711.27
---------------------------------------------------------------------------------------------------------------------------------
 SALES, USE,
   & OTHER TAXES               26,957.82                                   26,957.82      26,957.82      31,577.82      31,577.82
---------------------------------------------------------------------------------------------------------------------------------
 SECURED/ RENTAL/ LEASES       71,367.27                                   71,367.27      71,367.27      71,367.27      71,367.27
---------------------------------------------------------------------------------------------------------------------------------
 INSURANCE                                                                         -              -       8,553.82       8,553.82
---------------------------------------------------------------------------------------------------------------------------------
 ADMINISTRATIVE                 8,964.83                                    8,964.83       8,964.83       8,970.83       8,970.83
---------------------------------------------------------------------------------------------------------------------------------
 SELLING                                                                           -              -              -              -
---------------------------------------------------------------------------------------------------------------------------------
 EMPLOYEE BENEFITS             98,397.08                                   98,397.08      98,397.08     190,824.26     190,824.26
---------------------------------------------------------------------------------------------------------------------------------
 EMPLOYEE BENEFIT
   PROVIDERS                    3,058.53                                    3,058.53       3,058.53       4,659.28       4,659.28
---------------------------------------------------------------------------------------------------------------------------------
 EMPLOYEE TRAVEL
   REIMBURSEMENTS              74,759.41                                   74,759.41      74,759.41      98,107.64      98,107.64
---------------------------------------------------------------------------------------------------------------------------------
 OTHER  (ATTACH  LIST)                                                             -              -              -              -
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 PROFESSIONAL FEES &
---------------------------------------------------------------------------------------------------------------------------------
   COSTS:
---------------------------------------------------------------------------------------------------------------------------------
    LAWYERS                                                                        -              -              -              -
---------------------------------------------------------------------------------------------------------------------------------
    ACCOUNTANTS                                                                    -              -              -              -
---------------------------------------------------------------------------------------------------------------------------------
    ADMINISTAR                 27,577.00                                   27,577.00      27,577.00      29,427.00      29,427.00
---------------------------------------------------------------------------------------------------------------------------------
    CONSULTANTS                17,420.00                                   17,420.00      17,420.00      17,420.00      17,420.00
---------------------------------------------------------------------------------------------------------------------------------
 U.S. TRUSTEE  QUARTERLY
   FEES                                                                            -              -              -              -
---------------------------------------------------------------------------------------------------------------------------------
 COURT COSTS                                                                       -              -              -              -
=================================================================================================================================
 TOTAL DISBURSEMENTS        1,892,474.18              -             -   1,892,474.18   1,892,474.18   2,425,172.42   2,425,172.42
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 NET CASH FLOW               (977,370.60)  8,500,506.59             -   7,523,135.99   7,523,135.99   7,847,375.95   7,847,375.95
---------------------------------------------------------------------------------------------------------------------------------
 (RECEIPTS LESS
   DISBURSEMENTS)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 CASH - END OF MONTH        1,057,306.02   8,721,028.52  1,795,901.56  11,574,236.10  11,574,236.10  11,574,236.10  11,574,236.10
=================================================================================================================================

 * ACCOUNTS RECEIVABLE TRANSFER - AFTER RECEIVABLES WERE  BOUGHT BY PRIMAVERA, WE CONTINUED TO COLLECT THEM AND THEN
TRANSFER THEM TO PRIMAVERA


                                           THE FOLLOWING SECTION MUST BE COMPLETED
================================================================================================================
 DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH  ACTUAL COLUMN)
----------------------------------------------------------------------------------------------------------------
 TOTAL DISBURSEMENTS                                                                               1,892,474.18
----------------------------------------------------------------------------------------------------------------
     LESS:  TRANSFERS TO DEBTOR IN POSSESSION  ACCOUNTS                                                       -
----------------------------------------------------------------------------------------------------------------
     PLUS:   ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES  (i.e. from escrow accounts)                        -
----------------------------------------------------------------------------------------------------------------
 TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                   1,892,474.18
================================================================================================================

                                                                      FORM MOR-1
                                                                      (9/99)

 IN RE:  EVOLVE SOFTWARE, INC, ET AL.               CASE NO.:03-10841
                    Debtor                          REPORTING PERIOD: APRIL 2003

                                                  BANK RECONCILIATIONS
                                              CONTINUATION SHEET FOR MOR-1
    A bank reconciliation must be included for each bank account.  The debtor's bank reconciliation may be substituted for this page.

======================================================================================================================
                                             Operating               Money Market                  CD
                                                                                           # 9397-5000000951-0
                                                                                           -------------------
                                           # 1891571489              # 1891730580          # 9397-5000001040-1
                                           -------------             ------------          -------------------
----------------------------------------------------------------------------------------------------------------------
 BALANCE PER BOOKS                         1,057,306.02              8,721,028.52                 1,795,901.56
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
 BANK BALANCE                              1,722,092.27              8,721,028.52                 1,795,901.56
 (+) DEPOSITS IN TRANSIT (ATTACH LIST)                -
 (-)  OUTSTANDING CHECKS (ATTACH LIST)       (62,425.37)
 OTHER  (ATTACH EXPLANATION)
   4/30/03 payroll - cleared bank 5/1/03    (589,405.95)
   4/29/03 payroll - cleared bank 5/1/03     (12,954.93)
 ADJUSTED BANK BALANCE *                   1,057,306.02              8,721,028.52                 1,795,901.56
======================================================================================================================
 * Adjusted bank balance must equal
     balance per books

                                           ===========================================================================
 DEPOSITS IN TRANSIT                       Date           Amount     Date          Amount         Date          Amount
                                           ---------------------------------------------------------------------------

                                           ---------------------------------------------------------------------------

                                           ---------------------------------------------------------------------------

                                           ---------------------------------------------------------------------------

                                           ===========================================================================


                                           ===========================================================================
 CHECKS OUTSTANDING                        Ck. #          Amount     Ch. #         Amount        Ck. #          Amount
                                           ---------------------------------------------------------------------------
                                                   8586    9,134.77
                                                          ------------------------------------------------------------
                                                   8587   12,615.67
                                                          ------------------------------------------------------------
                                                  11779    1,554.20
                                                          ------------------------------------------------------------
                                                  11788    2,341.02
                                                          ------------------------------------------------------------
                                                  20401    8,205.55
                                                          ------------------------------------------------------------
                                                  21017      124.95
                                                          ------------------------------------------------------------
                                                  21607    3,043.80
                                                          ------------------------------------------------------------
                                                  21702      482.00
                                                          ------------------------------------------------------------
                                                  21907    1,474.06
                                                          ------------------------------------------------------------
                                                  21930    2,821.60
                                                          ------------------------------------------------------------
                                                  22061      272.00
                                                          ------------------------------------------------------------
                                                  22088      281.36
                                                          ------------------------------------------------------------
                                                  22089      951.01
                                                          ------------------------------------------------------------
                                                  22090      385.40
                                                          ------------------------------------------------------------
                                                  22091    3,383.40
                                                          ------------------------------------------------------------
                                                  22092       50.51
                                                          ------------------------------------------------------------
                                                  22109    1,386.50
                                                          ------------------------------------------------------------
                                                  22110    3,603.81
                                                          ------------------------------------------------------------
                                                  22111      532.26
                                                          ------------------------------------------------------------
                                                  22112      111.50
                                                          ------------------------------------------------------------
                                                  22113      175.00
                                                          ------------------------------------------------------------
                                                  22114    9,495.00
                                           ---------------------------------------------------------------------------

                                           ---------------------------------------------------------------------------
                                                Total     62,425.37
======================================================================================================================


 OTHER
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

                                                              FORM MOR-1 (CON'T)
                                                              (9/99)

 IN RE:  EVOLVE SOFTWARE, INC, ET AL.              CASE NO.:  03-10841
                    Debtor                         REPORTING PERIOD:  APRIL 2003

                                              CASH DISBURSEMENTS JOURNAL

CHECK #         DATE                         PAYEE                    AMOUNT
-------------------------------------------------------------------------------
Wire                04/01/03  Cisco                                   15,582.77
22027               04/03/03  AmeriCenter of Novi, LLC                 1,350.00
22028               04/03/03  Blue Cross of California                24,257.51
22029               04/03/03  Ceridian Employer Services               1,021.92
22030               04/03/03  Cort Furniture                             457.32
22031               04/03/03  Golden Gate Apartments                   2,845.00
22032               04/03/03  HQ Global Workplaces, Inc.               2,807.00
22033               04/03/03  HQ Penn Station Center                   3,475.00
22034               04/03/03  Kaiser Foundation Health Plan            1,439.84
22035               04/03/03  Metropolitan Life Insurance             14,839.36
22036               04/03/03  Pacificare Behavioral Health               249.48
22037               04/03/03  Providian Financial                     44,850.18
22038               04/03/03  Scott Romer                              1,510.00
22039               04/03/03  Darrin Short                             1,425.00
22040               04/03/03  Arthur Taylor                              200.00
22041               04/03/03  Vision Service Plan                        767.91
22042               04/03/03  Commuter Checks - SF Bay                 1,354.15
Wire                04/03/03  Administar                              23,877.00
11778               04/04/03  Mia Casino                               1,125.06
Wire                04/07/03  Administar                               3,700.00
Payroll             04/11/03  Bank Fee                                   434.83
22043               04/15/03  John Mitchell                            3,463.17
22044               04/15/03  Michael McDonnell                          150.10
22045               04/15/03  Mike Bhatia                              1,070.45
22046               04/15/03  Lisa Campbell                              137.71
22047               04/15/03  Andrew Carothers                            91.14
22048               04/15/03  Diane Drake                                121.60
22049               04/15/03  Kevin Durand                             2,752.22
22050               04/15/03  Charles Evanson                             44.95
22051               04/15/03  Scott Herber                               799.94
22052               04/15/03  Mark Homrich                             1,546.48
22053               04/15/03  Laura Jackson                            1,153.82
22054               04/15/03  Ali Javadi                                 740.27
22055               04/15/03  Bruce Lind                                 434.22
22056               04/15/03  Tad McConkey                             1,227.84
22057               04/15/03  Tom Stoner                                 521.44
22058               04/15/03  Jason Wells                                164.51
22059               04/15/03  Steven Winograd                          1,703.68
22060               04/15/03  Linda Zecher                             5,545.95
Payroll             04/15/03  Payroll                                338,076.59
Wire                04/15/03  Cigna - 401k                            25,126.52
22061               04/18/03  Affordable Solutions                       272.00
22062               04/18/03  Ceridian Employer Services               1,639.61
22063               04/18/03  GA Department of Revenue                 2,997.26
22064               04/18/03  Hyatt Legal Plans                           66.00
22065               04/18/03  Kaiser Foundation Health Plan            4,620.47
22066               04/18/03  Commonwealth of Massachusett             5,800.00
22067               04/18/03  New Jersey Sales & Use Tax              13,500.00
22068               04/18/03  New York State Sales Tax                 2,475.00
22069               04/18/03  ProBusiness Administrative Services        125.00
22070               04/18/03  Scott Romer                              3,190.00
22071               04/18/03  Darrin Short                             1,800.00
Wire                04/21/03  TX Comptroller of Public Accounts          676.67
22072               04/22/03  Judy Allen                                 627.24
22073               04/22/03  Mike Bhatia                              1,754.86
22074               04/22/03  John Cox                                 4,812.57
22075               04/22/03  Kevin Durand                             2,866.97


22076               04/22/03  Charles Evanson                          1,599.63
22077               04/22/03  Laura Jackson                            1,799.10
22078               04/22/03  Ali Javadi                                 663.08
22079               04/22/03  David Larochelle                         1,337.92
22080               04/22/03  Mary Lichtenauer                         1,162.61
22081               04/22/03  Bruce Lind                                 236.17
22082               04/22/03  Tad McConkey                               231.03
22083               04/22/03  Neil McIrwin                             1,076.17
22084               04/22/03  Rhonda Parham                              120.25
22085               04/22/03  Andrew Smith                             1,227.77
22086               04/22/03  Jason Wells                              4,964.01
22087               04/22/03  Steven Winograd                          4,969.86
Wire                04/22/03  Cigna - 401k                            25,300.84
Wire                04/22/03  Canada Customs & Revenue                 1,508.89
Payroll             04/23/03  Payroll                                208,144.41
11779               04/24/03  Jennifer Barten                          1,554.20
11780               04/24/03  Linda Zecher                             9,830.57
11781               04/24/03  Mia Casino                                 698.51
11782               04/24/03  Lorenzo Martinez                         1,173.73
11783               04/24/03  Michael Andren                           1,002.45
11784               04/24/03  Michael Riley                            8,346.62
22088               04/24/03  Jennifer Woodford                          281.36
22089               04/24/03  Frank Davis                                951.01
22090               04/24/03  Deborah Freedman                           385.40
22091               04/24/03  John Mitchell                            3,383.40
22092               04/24/03  Michael Riley                               50.51
22094               04/24/03  Petrini Van and Storage Inc.             1,280.00
22095               04/24/03  Petrini Van and Storage Inc.             1,500.00
Wire                04/24/03  RSA Security Inc.                        4,250.00
11785               04/25/03  Lorenzo Martinez                         1,431.79
11786               04/25/03  Michael Andren                           3,499.92
11787               04/25/03  Jennifer Barten                          2,341.02
22096               04/28/03  Petrini Van and Storage Inc.             1,500.00
22097               04/29/03  Jennifer Barten                             80.29
22098               04/29/03  Kevin Durand                             2,754.61
22099               04/29/03  Charles Evanson                          1,446.65
22100               04/29/03  Laura Jackson                            1,092.72
22101               04/29/03  Mary Lichtenauer                         1,032.56
22102               04/29/03  Bruce Lind                                 396.53
22103               04/29/03  Vincent Martinez                         2,656.67
22104               04/29/03  Neil McIrwin                               991.98
22105               04/29/03  Anthony Palladino                        1,353.92
22106               04/29/03  Daniel Plunkett                            812.95
22107               04/29/03  Tom Stoner                                 336.05
22109               04/29/03  Frank Davis                              1,386.50
22110               04/29/03  Joseph Recchia                           3,603.81
22111               04/29/03  Michael Riley                              532.26
22112               04/29/03  Kelvin Tran                                111.50
22113               04/29/03  Darrin Short                               175.00
22114               04/29/03  Christopher Boas                         9,495.00
Payroll             04/30/03  Payroll                                986,747.37
                                                                   ------------
         Total Disbursements                                       1,892,474.18
                                                                   ============

IN RE:  EVOLVE SOFTWARE, INC, ET AL.                               CASE NO.:  03-10841
                     Debtor                                        REPORTING PERIOD:  APRIL 2003

                                           STATEMENT OF OPERATIONS
                                             (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

===========================================================================================================
                                                                                              CUMULATIVE
REVENUES                                                                          MONTH     FILING TO DATE
-----------------------------------------------------------------------------  -----------  ---------------
Gross Revenues                                                                  4,519,454        4,770,193
-----------------------------------------------------------------------------  -----------  ---------------
Less:  Returns and Allowances                                                                            -
===========================================================================================================
Net Revenue                                                                     4,519,454        4,770,193
-----------------------------------------------------------------------------  -----------  ---------------
COST OF GOODS SOLD
-----------------------------------------------------------------------------  -----------  ---------------
Beginning Inventory                                                                                      -
-----------------------------------------------------------------------------  -----------  ---------------
Add: Purchases                                                                                           -
-----------------------------------------------------------------------------  -----------  ---------------
Add: Cost of Labor                                                                                       -
-----------------------------------------------------------------------------  -----------  ---------------
Add: Other Costs (attach schedule)                                                                       -
-----------------------------------------------------------------------------  -----------  ---------------
Less: Ending Inventory                                                                                   -
-----------------------------------------------------------------------------  -----------  ---------------
Cost of Goods Sold                                                                272,849          300,399
===========================================================================================================
Gross Profit                                                                    4,246,605        4,469,794
-----------------------------------------------------------------------------  -----------  ---------------
OPERATING EXPENSES
-----------------------------------------------------------------------------  -----------  ---------------
Advertising/Marketing                                                               4,811           20,995
-----------------------------------------------------------------------------  -----------  ---------------
Auto and Truck Expense                                                                  -                -
-----------------------------------------------------------------------------  -----------  ---------------
Bad Debts                                                                               -                -
-----------------------------------------------------------------------------  -----------  ---------------
Contributions                                                                           -                -
-----------------------------------------------------------------------------  -----------  ---------------
Employee Benefits Programs                                                         29,471           56,783
-----------------------------------------------------------------------------  -----------  ---------------
Insider Compensation*                                                             522,095          528,666
-----------------------------------------------------------------------------  -----------  ---------------
Insurance                                                                          62,333           86,550
-----------------------------------------------------------------------------  -----------  ---------------
Management Fees/Bonuses                                                                 -                -
-----------------------------------------------------------------------------  -----------  ---------------
Office Expense                                                                      8,131           11,494
-----------------------------------------------------------------------------  -----------  ---------------
Pension & Profit-Sharing Plans                                                          -                -
-----------------------------------------------------------------------------  -----------  ---------------
Repairs and Maintenance                                                            96,997          107,064
-----------------------------------------------------------------------------  -----------  ---------------
Rent and Lease Expense                                                              6,096           28,377
-----------------------------------------------------------------------------  -----------  ---------------
Salaries/Commissions/Fees                                                       1,067,099        1,302,233
-----------------------------------------------------------------------------  -----------  ---------------
Consultants                                                                        10,600           19,094
-----------------------------------------------------------------------------  -----------  ---------------
Professional Fees                                                                  30,912          104,999
-----------------------------------------------------------------------------  -----------  ---------------
Supplies                                                                              883            1,317
-----------------------------------------------------------------------------  -----------  ---------------
Taxes - Payroll                                                                    73,343          107,692
-----------------------------------------------------------------------------  -----------  ---------------
Taxes - Real Estate                                                                     -                -
-----------------------------------------------------------------------------  -----------  ---------------
Taxes - Other                                                                           -                -
-----------------------------------------------------------------------------  -----------  ---------------
Travel and Entertainment                                                          106,299          119,739
-----------------------------------------------------------------------------  -----------  ---------------
Utilities                                                                          37,208           54,686
-----------------------------------------------------------------------------  -----------  ---------------
Other (attach schedule)                                                                 -                -
===========================================================================================================
Total Operating Expenses Before Depreciation                                    2,056,278        2,549,689
-----------------------------------------------------------------------------  -----------  ---------------
Depreciation/Depletion/Amortization                                               173,181          245,349
===========================================================================================================
Net Profit (Loss) Before Other Income & Expenses                                2,017,146        1,674,756
-----------------------------------------------------------------------------  -----------  ---------------
OTHER INCOME AND EXPENSES
-----------------------------------------------------------------------------  -----------  ---------------
Other Income (attach schedule) - interest revenue                                   3,337            7,554
-----------------------------------------------------------------------------  -----------  ---------------
Interest Expense                                                                                         -
-----------------------------------------------------------------------------  -----------  ---------------
Other Expense (attach schedule) - foreign exchange gain/(loss)                     (3,323)           5,710
===========================================================================================================
Net Profit (Loss) Before Reorganization Items                                   2,017,160        1,688,020
-----------------------------------------------------------------------------  -----------  ---------------
REORGANIZATION ITEMS
-----------------------------------------------------------------------------  -----------  ---------------
Professional Fees                                                                 (71,357)        (132,271)
-----------------------------------------------------------------------------  -----------  ---------------
Consultants
-----------------------------------------------------------------------------  -----------  ---------------
U. S. Trustee Quarterly Fees                                                       (2,000)          (2,750)
-----------------------------------------------------------------------------  -----------  ---------------
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)                             -
-----------------------------------------------------------------------------  -----------  ---------------
Gain (Loss) from Sale of Equipment                                              8,510,341        8,510,341
-----------------------------------------------------------------------------  -----------  ---------------
Other Reorganization Expenses (attach schedule) For Administar                    (45,866)         (47,716)
===========================================================================================================
Total Reorganization Expenses                                                   8,391,118        8,327,604
-----------------------------------------------------------------------------  -----------  ---------------
Income Taxes                                                                            -                -
===========================================================================================================
Net Profit (Loss)                                                              10,408,278       10,015,624
===========================================================================================================

*"Insider" is defined in 11 U.S.C. Section 101(31).

                                                                      FORM MOR-2
                                                             (9/99)

[ INSERT DONE PAGE ]

 IN RE:  EVOLVE SOFTWARE, INC, ET AL.               CASE NO.: 03-10841
                    Debtor                          REPORTING PERIOD: APRIL 2003

                                                   BALANCE SHEET

 The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

=================================================================================================================
                                                                         BOOK VALUE AT END OF     BOOK VALUE ON
                ASSETS                                                 CURRENT REPORTING MONTH    PETITION DATE
-----------------------------------------------------------------------------------------------------------------
 CURRENT ASSETS
-----------------------------------------------------------------------------------------------------------------
 Unrestricted Cash and Equivalents                                                9,778,334.54      1,930,958.59
-----------------------------------------------------------------------------------------------------------------
 Restricted Cash and Cash Equivalents (see continuation sheet)                    1,795,901.56      1,795,901.56
-----------------------------------------------------------------------------------------------------------------
 Accounts Receivable (Net)                                                          148,404.71      2,267,397.46
-----------------------------------------------------------------------------------------------------------------
 Notes Receivable                                                                            -                 -
-----------------------------------------------------------------------------------------------------------------
 Inventories                                                                                 -                 -
-----------------------------------------------------------------------------------------------------------------
 Prepaid Expenses                                                                   183,633.69        848,681.78
-----------------------------------------------------------------------------------------------------------------
 Professional Retainers                                                             265,939.75        398,210.38
-----------------------------------------------------------------------------------------------------------------
 Other Current Assets (attach schedule)                                             665,443.07        185,083.18
-----------------------------------------------------------------------------------------------------------------
 TOTAL CURRENT ASSETS                                                            12,837,657.32      7,426,232.95
-----------------------------------------------------------------------------------------------------------------
 PROPERTY AND EQUIPMENT
-----------------------------------------------------------------------------------------------------------------
 Real Property and Improvements                                                              -                 -
-----------------------------------------------------------------------------------------------------------------
 Machinery and Equipment                                                                     -                 -
-----------------------------------------------------------------------------------------------------------------
 Furniture, Fixtures and Office Equipment                                                    -      7,215,859.24
-----------------------------------------------------------------------------------------------------------------
 Leasehold Improvements                                                                      -        113,831.00
-----------------------------------------------------------------------------------------------------------------
 Vehicles                                                                                    -                 -
-----------------------------------------------------------------------------------------------------------------
 Less Accumulated Depreciation                                                               -     (5,740,969.35)
-----------------------------------------------------------------------------------------------------------------
 TOTAL PROPERTY & EQUIPMENT                                                                  -      1,588,720.89
-----------------------------------------------------------------------------------------------------------------
 OTHER ASSETS
-----------------------------------------------------------------------------------------------------------------
 Loans to Insiders*
-----------------------------------------------------------------------------------------------------------------
 Other Assets (attach schedule)                                                   3,547,214.91      3,494,701.01
-----------------------------------------------------------------------------------------------------------------
 TOTAL OTHER ASSETS                                                               3,547,214.91      3,494,701.01
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
 TOTAL ASSETS                                                                    16,384,872.23     12,509,654.85
=================================================================================================================

=================================================================================================================
                                                                       BOOK VALUE AT END OF      BOOK VALUE ON
             LIABILITIES AND OWNER EQUITY                              CURRENT REPORTING MONTH   PETITION DATE
-----------------------------------------------------------------------------------------------------------------
 LIABILITIES NOT SUBJECT TO COMPROMISE (POSTPETITION)
-----------------------------------------------------------------------------------------------------------------
 Accounts Payable                                                                   160,264.23                 -
-----------------------------------------------------------------------------------------------------------------
 Taxes Payable (refer to FORM MOR-4)                                                 85,192.41                 -
-----------------------------------------------------------------------------------------------------------------
 Wages Payable                                                                               -                 -
-----------------------------------------------------------------------------------------------------------------
 Notes Payable                                                                               -                 -
-----------------------------------------------------------------------------------------------------------------
 Rent / Leases - Building/Equipment                                                          -                 -
-----------------------------------------------------------------------------------------------------------------
 Secured Debt / Adequate Protection Payments                                                 -                 -
-----------------------------------------------------------------------------------------------------------------
 Professional Fees                                                                           -                 -
-----------------------------------------------------------------------------------------------------------------
 Amounts Due to Insiders*                                                                    -                 -
-----------------------------------------------------------------------------------------------------------------
 Other Postpetition Liabilities (attach schedule)                                   456,710.50      5,826,577.75
-----------------------------------------------------------------------------------------------------------------
 TOTAL POSTPETITION LIABILITIES                                                     702,167.14      5,826,577.75
-----------------------------------------------------------------------------------------------------------------
 LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
-----------------------------------------------------------------------------------------------------------------
 Secured Debt                                                                         1,390.97          1,390.97
-----------------------------------------------------------------------------------------------------------------
 Priority Debt                                                                       61,141.30        445,198.40
-----------------------------------------------------------------------------------------------------------------
 Unsecured Debt                                                                   3,184,408.00      3,816,369.81
-----------------------------------------------------------------------------------------------------------------
 TOTAL PRE-PETITION LIABILITIES                                                   3,246,940.27      4,262,959.18
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
 TOTAL LIABILITIES                                                                3,949,107.41     10,089,536.93
-----------------------------------------------------------------------------------------------------------------
 OWNER EQUITY
-----------------------------------------------------------------------------------------------------------------
 Capital Stock                                                                       10,426.49         10,466.04
-----------------------------------------------------------------------------------------------------------------
 Additional Paid-In Capital                                                     271,217,625.50    271,217,563.00
-----------------------------------------------------------------------------------------------------------------
 Partners' Capital Account
-----------------------------------------------------------------------------------------------------------------
 Owner's Equity Account
-----------------------------------------------------------------------------------------------------------------
 Retained Earnings - Pre-Petition                                              (268,807,911.12)  (268,807,911.12)
-----------------------------------------------------------------------------------------------------------------
 Retained Earnings - Postpetition                                                10,015,623.95                 -
-----------------------------------------------------------------------------------------------------------------
 Adjustments to Owner Equity (attach schedule)
-----------------------------------------------------------------------------------------------------------------
 Postpetition Contributions (Distributions) (Draws) (attach schedule)
-----------------------------------------------------------------------------------------------------------------
 NET OWNER EQUITY                                                                12,435,764.82      2,420,117.92
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
 TOTAL LIABILITIES AND OWNERS' EQUITY                                            16,384,872.23     12,509,654.85
=================================================================================================================

                                                                                                       FORM MOR-3
  *"Insider" is defined in 11 U.S.C. Section 101(31).                                                      (9/99)

 IN RE:  EVOLVE SOFTWARE, INC, ET AL.               CASE NO.: 03-10841
                    Debtor                          REPORTING PERIOD: APRIL 2003

                                            BALANCE SHEET - CONTINUATION SHEET


=========================================================================================================================
                                                                                    BOOK VALUE AT END OF    BOOK VALUE ON
 ASSETS                                                                            CURRENT REPORTING MONTH  PETITION DATE
-------------------------------------------------------------------------------------------------------------------------
 Other Current Assets
                               Miscellaneous receivables                                        604,427.92     117,423.03
                               ------------------------------------------------------------------------------------------
                               Deposits                                                          61,015.15      67,660.15
                               ------------------------------------------------------------------------------------------
                               ------------------------------------------------------------------------------------------
                               ------------------------------------------------------------------------------------------
                               ------------------------------------------------------------------------------------------
                                                                                                665,443.07     185,083.18
-------------------------------------------------------------------------------------------------------------------------
 Other Assets
                               Intercompany receivable from subsidiaries                      3,547,214.91   3,494,701.01
                               ------------------------------------------------------------------------------------------
                               ------------------------------------------------------------------------------------------
                               ------------------------------------------------------------------------------------------
                               ------------------------------------------------------------------------------------------
                               ------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                                                    BOOK VALUE AT END OF    BOOK VALUE ON
 LIABILITIES AND OWNER EQUITY                                                      CURRENT REPORTING MONTH  PETITION DATE
-------------------------------------------------------------------------------------------------------------------------
 Other Postpetition Liabilities
                               Payable to Primavera                                             152,571.92
                               ------------------------------------------------------------------------------------------
                               Accrued commissions                                              152,557.00              -
                               ------------------------------------------------------------------------------------------
                               Miscellaneous accruals                                            81,003.43      87,551.00
                               ------------------------------------------------------------------------------------------
                               Royalties accrued                                                 36,500.02              -
                               ------------------------------------------------------------------------------------------
                               Deferred revenue                                                  34,078.13   5,676,561.43
                               ------------------------------------------------------------------------------------------
                               Deferred rent                                                             -      62,465.32
                               ------------------------------------------------------------------------------------------
                                 Total                                                          456,710.50   5,826,577.75
-------------------------------------------------------------------------------------------------------------------------
 Adjustments to Owner Equity
                               ------------------------------------------------------------------------------------------
                               None
                               ------------------------------------------------------------------------------------------
                               ------------------------------------------------------------------------------------------
                               ------------------------------------------------------------------------------------------
                               ------------------------------------------------------------------------------------------
                               ------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
 Postpetition Contributions (Distributions) (Draws)
                               ------------------------------------------------------------------------------------------
                               None
                               ------------------------------------------------------------------------------------------
                               ------------------------------------------------------------------------------------------
                               ------------------------------------------------------------------------------------------
                               ------------------------------------------------------------------------------------------
                               ------------------------------------------------------------------------------------------
=========================================================================================================================



 Restricted Cash:  cash that is restricted for a specific use and not available to fund operations.  Typically, restricted cash is segregated into a separate account, such as an escrow account.




                                                              FORM MOR-3 (CON'T)
                                                              (9/99)

 IN RE:  EVOLVE SOFTWARE, INC, ET AL.               CASE NO.:03-10841
                    Debtor                          REPORTING PERIOD: APRIL 2003

                                      STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

======================================================================================================
                                  BEGINNING    AMOUNT                                         ENDING
                                     TAX     WITHHELD OR    AMOUNT      DATE     CHECK NO.     TAX
                                  LIABILITY    ACCRUED       PAID       PAID      OR EFT    LIABILITY
======================================================================================================
 FEDERAL
======================================================================================================
 Withholding
------------------------------------------------------------------------------------------------------
 FICA-Employee
------------------------------------------------------------------------------------------------------
 FICA-Employer
------------------------------------------------------------------------------------------------------
 Unemployment
------------------------------------------------------------------------------------------------------
 Income
------------------------------------------------------------------------------------------------------
 Other:  Canada_________________          -                                                          -
======================================================================================================
    Total Federal Taxes                   -            -          -           -          -           -
======================================================================================================
 STATE AND LOCAL
======================================================================================================
 Withholding
------------------------------------------------------------------------------------------------------
 Sales                             5,327.63    81,373.67  (1,508.89)  4/22/2003  Wire       122,925.41
------------------------------------------------------------------------------------------------------
 Excise
------------------------------------------------------------------------------------------------------
 Unemployment
------------------------------------------------------------------------------------------------------
 Real Property
------------------------------------------------------------------------------------------------------
 Personal Property
------------------------------------------------------------------------------------------------------
 Other:_________________
======================================================================================================
    Total State and Local          5,327.63    81,373.67  (1,508.89)                        122,925.41
======================================================================================================
 TOTAL TAXES                       5,327.63    81,373.67  (1,508.89)                        122,925.41
======================================================================================================


                                 SUMMARY OF UNPAID POSTPETITION DEBTS

 Attach aged listing of accounts payable.

====================================================================================================
                                                           NUMBER OF DAYS PAST DUE
                                            ========================================================
                                             Current      0-30     31-60  61-90  Over 90    Total
====================================================================================================
 Accounts Payable                           145,647.22  14,617.01                         160,264.23
----------------------------------------------------------------------------------------------------
 Wages Payable                                                                                     -
----------------------------------------------------------------------------------------------------
 Taxes Payable                               85,192.41                                     85,192.41
----------------------------------------------------------------------------------------------------
 Rent/Leases-Building                                                                              -
----------------------------------------------------------------------------------------------------
 Rent/Leases-Equipment                                                                             -
----------------------------------------------------------------------------------------------------
 Secured Debt/Adequate Protection Payments                                                         -
----------------------------------------------------------------------------------------------------
 Professional Fees                                   -                                             -
----------------------------------------------------------------------------------------------------
 Amounts Due to Insiders*                                                                          -
----------------------------------------------------------------------------------------------------
 Other:__________________________                                                                  -
----------------------------------------------------------------------------------------------------
 Other:__________________________                                                                  -
====================================================================================================
 TOTAL POSTPETITION DEBTS                   230,839.63  14,617.01      -      -        -  245,456.64
====================================================================================================

 EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

 Pay as they become due with cash-on-hand.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

        *"Insider" is defined in 11 U.S.C. Section 101(31).                               FORM MOR-4
                                                                                           (9/99)

 IN RE:  EVOLVE SOFTWARE, INC, ET AL.              CASE NO.: 03-10841
                    Debtor                         REPORTING PERIOD:  APRIL 2003

                                      ACCOUNTS PAYABLE AGING

============================================================================================
                                                         NUMBER OF DAYS PAST DUE
                                    ========================================================
                                     Current      0-30     31-60  61-90  Over 90    Total
============================================================================================
ABE Staffing Services, LLC                         181.50                             181.50
Administar                           18,289.16                                     18,289.16
AICCO                                 4,163.85                                      4,163.85
Allen, Judy                             503.58                                        503.58
AmeriCenter of Novi                     173.74                                        173.74
Arcus Data Security, Inc.                          128.98                             128.98
Associated Services Co.                 226.25                                        226.25
AT&T                                 10,021.93   5,182.11                          15,204.04
Barton, Jennifer                         16.27                                         16.27
Bhatia, Mike                          1,358.99                                      1,358.99
BlackBerry                            1,310.99     676.64                           1,987.63
Blakely Sokoloff Taylor & Zafm           73.50                                         73.50
Boas, Christopher                    11,182.40                                     11,182.40
Bozzini, Ken                         10,669.19                                     10,669.19
Cambridge Transportation                  4.00                                          4.00
Castner, Joe                          7,501.48                                      7,501.48
Ceridan                               1,319.79                                      1,319.79
CGLIC                                   112.72                                        112.72
Computershare Investor Service          781.99     332.62                           1,114.61
Cox, John                             2,589.74                                      2,589.74
Davis, Frank                            106.12                                        106.12
Direct Bill Services                  4,389.97                                      4,389.97
Entwistle, Lynda                         39.07                                         39.07
Evanson, Charles                      2,681.52                                      2,681.52
Fireman's Fund                        6,279.00                                      6,279.00
FKM Copier Products                                 88.63                              88.63
Gray Cary Ware & Freidenrich            557.50                                        557.50
Hartford Life Insurance               3,210.02                                      3,210.02
Herber, Scott                           276.52                                        276.52
Homrich, Mark                           226.03                                        226.03
HQ Oakbrook                             243.17                                        243.17
HQ Penn Center                          133.51                                        133.51
Instashred Security Services            425.00                                        425.00
IOS Capital                             732.38                                        732.38
Iron Mountain                           686.37     346.97                           1,033.34
Javadi, Lee                             452.82                                        452.82
Larohelle, David                        993.51                                        993.51
Lichtenauer, Mary                       119.48                                        119.48
Lind, Bruce                             168.98                                        168.98
Looney, Sloan                            92.73                                         92.73
Luce Press Clippings                    626.70     108.35                             735.05
Mansell Group, Inc.                     300.00                                        300.00
Mantis, Cecille                       2,500.00                                      2,500.00
Martinez, Vincent                       124.48                                        124.48
McIrvin, Neil                         2,208.11                                      2,208.11
Mitchell, John                        5,662.78                                      5,662.78
Novoa, Rene                             400.00                                        400.00
Pacifiare Behavioral Health              19.20                                         19.20
Petrini Van and Storage Inc.            240.00     227.10                             467.10
Plunkett, Daniel                        876.50                                        876.50
ProBusiness Administrative Serices      110.00                                        110.00
Raindance Communications, Inc.        1,875.10   3,466.72                           5,341.82
Recchia, Joseph                       1,444.69                                      1,444.69
RSA Security                            361.26                                        361.26
Short, Darrin                         1,725.00                                      1,725.00
Shotgun Delivery                         73.28                                         73.28
Smith, Andrew                         5,090.40                                      5,090.40
Sprint                                2,194.30   2,733.27                           4,927.57
Stoner, Tom                             148.36                                        148.36
Time Warner Telecom                     862.67     305.58                           1,168.25
United Parcel Service                 1,772.96     195.54                           1,968.50
US Trustee                              750.00                                        750.00
Vantas                                   53.38     153.00                             206.38
WebEx, Inc.                                        490.00                             490.00
Webster, Mark                        12,822.69                                     12,822.69
Wells, Jason                          3,576.59                                      3,576.59
Winograd, Steve                       2,473.67                                      2,473.67
Zecher, Linda                         5,241.83                                      5,241.83
                                    --------------------------------------------------------
    Total                           145,647.22  14,617.01      -      -        -  160,264.23
                                    ========================================================

 IN RE:  EVOLVE SOFTWARE, INC, ET AL.               CASE NO.: 03-10841
                    Debtor                          REPORTING PERIOD: APRIL 2003

                                    ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

==============================================================================================================
 ACCOUNTS RECEIVABLE RECONCILIATION                                                         AMOUNT
==============================================================================================================
 Total Accounts Receivable at the beginning of the reporting period                   1,771,282.02
--------------------------------------------------------------------------------------------------------------
 + Amounts billed during the period                                                   1,170,042.72
--------------------------------------------------------------------------------------------------------------
 - Amounts transferred to Primavera software                                         (2,336,001.82)
--------------------------------------------------------------------------------------------------------------
 - Amounts collected during the period                                                 (456,918.21)
--------------------------------------------------------------------------------------------------------------
 Total Accounts Receivable at the end of the reporting period                           148,404.71
--------------------------------------------------------------------------------------------------------------

==============================================================================================================
 ACCOUNTS RECEIVABLE AGING                                                                  AMOUNT
==============================================================================================================
 0 - 30 days old
--------------------------------------------------------------------------------------------------------------
 31 - 60 days old
--------------------------------------------------------------------------------------------------------------
 61 - 90 days old
--------------------------------------------------------------------------------------------------------------
 91+ days old                                                                            148,404.71
--------------------------------------------------------------------------------------------------------------
 Total Accounts Receivable                                                               148,404.71
--------------------------------------------------------------------------------------------------------------
 Amount considered uncollectible (Bad Debt)                                                       -
--------------------------------------------------------------------------------------------------------------
 Accounts Receivable (Net)                                                               148,404.71
--------------------------------------------------------------------------------------------------------------


                                                DEBTOR QUESTIONNAIRE


==============================================================================================================
 MUST BE COMPLETED EACH MONTH                                                                     YES     NO
==============================================================================================================
 1.  Have any assets been sold or transferred outside the normal course of business
      this reporting period?  If yes, provide an explanation below.                             X
--------------------------------------------------------------------------------------------------------------
 2.  Have any funds been disbursed from any account other than a debtor in possession
      account this reporting period?  If yes, provide an explanation below.                               X
--------------------------------------------------------------------------------------------------------------
 3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation
      below.                                                                                    X
--------------------------------------------------------------------------------------------------------------
 4.  Are workers compensation, general liability and other necessary insurance
      coverages in effect?  If no, provide an explanation below.                                X
--------------------------------------------------------------------------------------------------------------




 Note to accounts receivable collections - all of our receivables less than 90 days old
--------------------------------------------------------------------------------------------------------------
    were sold to Primavera Software on 4/24/03.  We continue to collect payments from
--------------------------------------------------------------------------------------------------------------
    our former customers and transfer the funds to Primavera.  Therefore, the collections
--------------------------------------------------------------------------------------------------------------
    shown on the cash statement do not match our accounts receivable collections.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
 Note to #1 - Certain assets of the Company were sold to Primavera Systems, Inc. with
--------------------------------------------------------------------------------------------------------------
 the approval of the court.  In conjunction with the purchase Primavera Systems also
--------------------------------------------------------------------------------------------------------------
 accepted liabilities related to deferred maintenance and accrued vacation. Asset purchase
--------------------------------------------------------------------------------------------------------------
 related principally to intellectual property, goodwill, accounts receivable and fixed assets.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
 Note to #2 - we are using our prepetition bank accounts with permission of the court
--------------------------------------------------------------------------------------------------------------
    and do not have a debtor in possession account.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-5
                                                                      (9/99)